EGA EMERGING GLOBAL SHARES TRUST

Supplement dated September 18, 2015 to the Prospectus and Statement of Additional Information (“SAI”) dated July 29, 2015 for each of the following series (each, a “Fund” and, collectively, the “Funds”) of EGA Emerging Global Shares Trust (the “Trust”):

Fund	Ticker
EGShares Blue Chip ETF	BCHP
EGShares Brazil Infrastructure ETF	BRXX

The Board of Trustees (the “Board”) of the Trust has authorized an orderly liquidation of the Funds, which are each a series of the Trust. None of the other series of the Trust are being liquidated. The Board has determined that closing and liquidating the Funds is in the best interests of the Funds and their shareholders.

Beginning immediately, through the close of trading on the NYSE Arca on October 30, 2015, the Funds will undertake the process of closing down and liquidating their respective portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with each Fund’s investment objective and strategies.

The Funds will not accept creation and redemption unit orders from authorized participants after October 30, 2015. Trading on the NYSE Arca for the shares of the Funds will be suspended prior to the open of business on Monday, November 2, 2015. The final date of trading on the NYSE Arca for the Funds will be Friday, October 30, 2015. Shareholders may sell their holdings on or before Friday, October 30, 2015 and may incur customary brokerage charges. Shareholders who do not sell their holdings on or before Friday, October 30, 2015 will receive cash equal to the amount of the net asset value of their shares. These payments may be taxable and will include any accrued capital gains and dividends. The Funds’ investment adviser, Emerging Global Advisors, LLC, will bear all legal and administrative expenses associated with the liquidation and closure of each Fund. In addition, each Fund may also pay a final clean-up distribution of any accrued capital gains and income in an amount necessary to comply with any tax requirements applicable to the Funds to shareholders of record as of the close of trading on the NYSE Arca on Friday, October 30, 2015.

Effective October 31, 2015, all references to the Funds will be deemed to have been removed from the Prospectus and SAI.

For additional information regarding the liquidation, shareholders of the Funds may call 1-888-800-4347.